FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                                 AMENDMENT NO. 1
                        TO FORM 8-K FILED January 5, 1998

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 23, 1997
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




     0-18294                       California                   94-3087630
     -------                       ----------                   ----------
  (Registration                  (State or Other               (IRS Employer
      File                       Jurisdiction of               Identification
     Number)                     Incorporation)                    Number)





           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states


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ITEM 7.       FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION
               AND  EXHIBITS.


Exhibit a)    Agreement for  Purchase and Sale of Real Property by  and  between
              Metric Real Estate, L.P. as seller, and Captec  Net Lease  Realty,
              Inc. as buyer, dated October 31, 1997.

Exhibit b)    Agreement  for Purchase  and Sale of Real Property by and  between
              Metric Income  Trust Series  Inc. as seller, and Captec  Net Lease
              Realty, Inc. as buyer, dated October 31, 1997.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        METRIC INCOME TRUST SERIES, INC.,
                        a California Corporation


                        By: /s/ William A. Finelli
                            ----------------------

                                William A. Finelli
                             Chief Financial Officer


                        Date: February 27, 1998
                              -----------------